                                   Exhibit 24

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                   Title




/s/ W. Barry Connoley                                       Director
---------------------------------
W. Barry Connoley

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                           Title




/s/ Richard S. DeVine                                               Director
---------------------------------
Richard S. DeVine

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                           Title




/s/ Jack Fabulich                                                   Director
---------------------------------
Jack Fabulich

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                           Title




/s/ Jonathan Fine                                                   Director
---------------------------------
Jonathan Fine

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                           Title




/s/ Margel Gallagher                                                Director
---------------------------------
Margel Gallagher

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                 Title




/s/ John A. Halleran                                      Director
---------------------------------
John A. Halleran

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                 Title




/s/ Robert Quoidbach                                      Director
---------------------------------
Robert Quoidbach

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                 Title




/s/ Donald Rodman                                         Director
---------------------------------
Donald Rodman

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                 Title




/s/ Frank Russell                                         Director
---------------------------------
Frank Russell

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                 Title




/s/ Sidney R. Snyder                                      Director
---------------------------------
Sidney R. Snyder

                               POWER OF ATTORNEY

         The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints Arnold G. Espe, W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         This Power of Attorney has been signed by the following person in the capacity indicated, on the 26 day of February, 1997.


Signature                                                 Title




/s/ James M. Will, Jr.                                    Director
---------------------------------
James M. Will, Jr.